UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 26, 2006

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                    0-18348          06-1209796
(State or other                    (Commission File Number)  (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                         Exhibit Index Appears on page 4

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
                ------------------------------------------

     On July 21, 2006, in connection with BE Aerospace, Inc.'s (the "Company") cash tender offer and consent solicitation (the "Tender Offer") for any and all of its outstanding $175.0 million aggregate principal amount of 8 1/2% Senior Notes due 2010 (the "Notes"), the Company and The Bank of New York Trust Company, N.A., as trustee, entered into a supplemental indenture dated as of July 21, 2006 (the "Supplemental Indenture"). The Supplemental Indenture amends and supplements the Indenture, dated as of October 7, 2003, between the Company and The Bank of New York Trust Company, N.A., as trustee (as amended and supplemented, the "Indenture"), pursuant to which the Notes were issued. The Supplemental Indenture became operative on July 26, 2006 upon the acceptance and payment by the Company of all Notes tendered in the Tender Offer prior to 5:00 p.m. on July 21, 2006. The amendments contained in the Supplemental Indenture eliminate substantially all of the restrictive covenants, certain of the events of default and other related provisions contained in the Indenture. A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

ITEM 8.01.      OTHER EVENTS.
                ------------

     On July 26, 2006, the Company issued a press release announcing that, in connection with its cash tender offer and consent solicitation for any and all of the outstanding Notes, the Company has accepted for payment and paid for $174.94 million aggregate principal amount of the Notes and has entered into a new senior secured credit facility. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BE AEROSPACE, INC.


                           By /s/ Thomas P. McCaffrey
                              --------------------------------------------------
                                Name:    Thomas P. McCaffrey
                                Title:   Senior Vice President of Administration
                                         and Chief Financial Officer



Date:    July 26, 2006

                                  EXHIBIT INDEX



Exhibit No.          Description of Exhibits
---------------      ----------------------------
4.1                  First Supplemental Indenture, dated as of July 21, 2006,
                     between BE Aerospace, Inc. and The Bank of New York Trust
                     Company, N.A., as trustee, relating to the Company's 8 1/2%
                     Senior Notes

99.1 Press release, dated July 26, 2006, issued by BE Aerospace, Inc. announcing its payment for 8 1/2% Senior Notes due 2010 tendered prior to consent date and its entry into a new senior secured credit facility